Equitable Life Financial Insurance Company

Equitable Life Financial Insurance Company of America

Supplement dated October 31, 2023 to the current prospectus for EQUI-VEST® (Series 801)

A combination variable and fixed deferred annuity contract

This Supplement updates certain information in the most recent prospectus, initial summary prospectus and updating summary prospectus for variable annuity contracts and in any supplements to the prospectus, initial summary prospectus and updating summary prospectus (collectively, the “prospectus”). You should read this Supplement in conjunction with your prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

For contracts issued in New York on or after November 10, 2023, footnote (1) in the Fee Table in the “Transaction Expenses” section is revised to read as follows:

(1)

The charge percentage is deducted upon a withdrawal of amounts in excess of the 15% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge. The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal or surrender your contract. The amount of the withdrawal charge we deduct is equal to a percentage of contributions that have been in the contract less than six contract years. For a complete description of charges, please see “Withdrawal charges” in “Charges and expenses” in the prospectus. See Appendix, “State contract availability and/or variations to certain features and benefits” in the prospectus for more information.

Contract year

	1	2	3	4	5	6	7
Percentage of Contribution	6%	6%	6%	6%	5%	4%	0%

In addition, the second paragraph under the “Withdrawal charge” section is deleted in its entirety and replaced with the following:

The withdrawal charge equals a percentage of the contributions withdrawal attributable to contributions that have been in the contract less than 6 contracts years as measured from the date of the withdrawal according to the following table:

Contract year

	1	2	3	4	5	6	7
Percentage of Contribution	6%	6%	6%	6%	5%	4%	0%

EV 801/NB	Cat#800095(11/23)
#555822